UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  7/31/2012

Item 1.  Reports to Stockholders.

July 31, 2012

Oppenheimer California Municipal Fund	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

“We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.”

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Special Tax	22.3%
Tobacco-Master Settlement Agreement	17.6
General Obligation	10.1
Tax Increment Financing (TIF)	8.0
Hospital/Healthcare	5.9
Municipal Leases	5.1
Water Utilities	4.4
Sales Tax Revenue	3.5
Special Assessment	2.9
Marine/Aviation Facilities	2.8

Portfolio holdings are subject to change. Percentages are as of July 31, 2012, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	2.7%
AA	23.0
A	17.4
BBB	19.2
BB and lower	8.3
Unrated	29.4

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2012, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.

For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.

Management’s Discussion of Fund Performance. In the reporting period ended July 31, 2012, Oppenheimer California Municipal Fund benefited from a rally in the municipal market and produced an annual total return of 20.31% at net asset value (14.59% with sales charge).

The charts on pages 15 to 18 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives, and we believe that this Fund’s investments offer structural advantages that can help shareholders achieve their investment goals over the long term.

Oppenheimer California Municipal Fund remained invested in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 22.3% and 2.9% of the Fund’s total assets, respectively.

In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. In this reporting period, the Fund experienced a reduction in the number of holdings that missed or were likely to miss a scheduled payment of interest or principal, and some positions in these two sectors were sold. For example, the Fund sold its position in a Lathrop project that had been slated to include single-family homes and some commercial development in San Joaquin County. As reported earlier, the developer abandoned the land—without even starting construction—and no debt payments were made.

The Special Tax and Special Assessment sectors were both positive contributors to the Fund’s total return this reporting period. We will continue to hold carefully researched dirt bonds in our portfolios, as improvements in the housing market and the general economy could strengthen the credit profiles of these sectors going forward. The Fund remains focused on working through other distressed situations and will continue to sell holdings opportunistically.

The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement

11	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

with U.S tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 17.6% of the Fund’s total assets and contributed positively to Fund performance.5

As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Our long-term view of the sector remains bullish and, given attractive valuations, we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. We are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

General obligation debt backed by the full faith and taxing authority of the state and local governments represented 10.1% of the Fund’s total assets as of July 31, 2012. California officials consistently safeguarded the debt service payments on their general obligation bonds this reporting period, while working to resolve their ongoing budget challenges.

Tax increment financing (TIF) bonds constituted 8.0% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. The TIF sector contributed favorably to the Fund’s total return this reporting period, despite the legal wrangling over the elimination of the state’s redevelopment agencies and subsequent questions about successor agencies.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.1% of the Fund’s net assets on July 31, 2012. The Fund’s holding come from many different sectors, including the sales tax revenue sector, as well as general obligation debt. These investments are supported by taxes and other revenues designed to help finance electric utilities, highways and education.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. This discipline has helped Puerto Rico significantly reduce pressure on its municipal bonds. The administration proposed

5. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

12	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

another deficit budget for the fiscal year that began July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years.

Bond sales have remained strong, despite concerns raised over credit quality. In a period of low issuance, the Puerto Rico Aqueduct and Sewer Authority came to market in February 2012 with $1.8 billion in senior-lien revenue bonds, the largest scheduled sale in the long-term market to date for the year. It came to market once again in March 2012, with another significant sale for $2.3 billion in public improvement refunding bonds, an increase from the anticipated $1.5 billion priced ahead of schedule.

During this reporting period, both S&P and Moody’s revised their outlooks on general obligation debt issued by the Commonwealth. As of July 31, 2012, the S&P rating was BBB and the Moody's rating was Baa1, both with negative outlooks. While the ratings agencies have raised concerns about the fiscal environment’s potential to delay structurally balanced budgets in the near future, our stance remains bullish. We continue to remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.

While most of the Fund’s Puerto Rico investments contributed positively to the Fund’s total return this reporting period, the underperformance of bonds issued by AMR Corporation, the parent company of American Airlines, was such that the Fund’s Puerto Rico holdings, in aggregate, detracted from the Fund’s total return. In November 2011, AMR filed for bankruptcy and, while the filing itself was largely expected, the timing came as a surprise to the market. As a result, prices of AMR’s equity and bond offerings declined. We anticipate that many of AMR’s obligations will be maintained through the bankruptcy period, and many of them will either be restructured or resolved at prices that are currently reflected by the market and already incorporated into the Fund’s net asset values. Investors should also know that we would not expect this bankruptcy to be resolved in the short term. These proceedings—as exemplified by past filings, most notably Northwest Airlines in 2005—can take 2 years or more to be fully resolved.

As of July 31, 2012, the Fund was invested in the hospital/healthcare sector, representing 5.9% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as many politicians, lobbyists, activists and others continued to argue about the constitutionality of the Affordable Care Act of 2010. On June 28, 2012, the Supreme Court upheld the “individual mandate,” which was considered the most controversial element of the Act. Immediately after the court’s ruling, some politicians suggested that Congress would revisit and perhaps seek to override the legislation. However, none of these developments has changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector contributed positively to the Fund’s total return this reporting period.

13	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In periods of low short-term interest rates, inverse floaters generally offer very attractive levels of tax-free income. These securities contributed positively to the Fund’s total return this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition–as well as our time-tested strategies–will continue to benefit long-term investors through interest rate and economic cycles.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2012. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.

14	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 7/31/12

1-Year  14.59%        5-Year  0.58%       10-Year  3.80%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

15	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 7/31/12

1-Year  14.26%       5-Year  0.40%      10-Year  3.82%

16	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 7/31/12

1-Year  18.31%       5-Year  0.78%      10-Year  3.51%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

17	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 7/31/12

1-Year  20.43%      Since Inception (11/29/10)  15.34%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

18	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of Oppenheimer California Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 11/3/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

19	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,088.90	$4.58
Class B	1,000.00	1,084.40	8.85
Class C	1,000.00	1,083.80	8.58
Class Y	1,000.00	1,090.20	3.28

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.49	4.43
Class B	1,000.00	1,016.41	8.56
Class C	1,000.00	1,016.66	8.31
Class Y	1,000.00	1,021.73	3.17

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.70
Class C	1.65
Class Y	0.63

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    July 31, 2012

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.0%
California—101.5%
$ 100,000	Adelanto, CA Elementary School District Community Facilities District No. 1	4.900%	09/01/2014	$95,700
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.250	09/01/2026	2,187,080
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.350	09/01/2036	5,408,450
1,990,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.400	09/01/2036	1,483,127
55,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	55,058
1,125,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	1,237,489
2,000,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax	6.500	09/01/2033	2,042,160
1,640,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500	01/01/2030	1,826,894
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	1,110,260
25,000	Alvord, CA Unified School District Community Facilities District	5.875	09/01/2034	25,006
100,000	Alvord, CA Unified School District Community Facilities District Special Tax	4.500	09/01/2017	102,094
1,295,000	Alvord, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2036	1,233,980
1,580,000	Alvord, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2036	1,505,550
945,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2031	974,182
955,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2032	984,443
1,380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,422,407
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,412,020
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,961,380
500,000	Arvin, CA Community Redevel. Agency	5.000	09/01/2025	500,260
2,435,000	Arvin, CA Community Redevel. Agency	5.125	09/01/2035	2,301,124
600,000	Arvin, CA Community Redevel. Agency Tax Allocation	6.500	09/01/2038	623,412
955,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2021	964,770
955,000	Bakersfield, CA Improvement Bond Act 1915	5.000	09/02/2027	854,037
810,000	Bakersfield, CA Improvement Bond Act 1915	5.125	09/02/2026	803,147
465,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	458,499
1,260,000	Bakersfield, CA Improvement Bond Act 1915	5.400	09/02/2025	1,217,740

22	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,630,000	Bakersfield, CA Improvement Bond Act 1915	7.375%		09/02/2028	$1,680,237
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.250		12/01/2035	11,944,700
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.500		04/01/2043	11,538,400
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.625		04/01/2044	11,591,400
115,000	Beaumont, CA Financing Authority, Series A	5.125		09/01/2028	119,353
120,000	Beaumont, CA Financing Authority, Series A	5.250		09/01/2029	124,661
2,700,000	Beaumont, CA Financing Authority, Series A	5.350		09/01/2036	2,711,880
250,000	Beaumont, CA Financing Authority, Series A	5.625		09/01/2032	261,943
4,410,000	Beaumont, CA Financing Authority, Series A	5.875		09/01/2042	4,623,444
1,500,000	Beaumont, CA Financing Authority, Series A	6.375		09/01/2042	1,603,830
1,050,000	Beaumont, CA Financing Authority, Series A	6.875		09/01/2036	1,117,862
5,000	Beaumont, CA Financing Authority, Series A	7.000		09/01/2023	5,011
685,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2027	686,178
3,170,000	Beaumont, CA Financing Authority, Series B	5.050		09/01/2037	3,014,195
185,000	Beaumont, CA Financing Authority, Series B	5.400		09/01/2035	188,128
1,525,000	Beaumont, CA Financing Authority, Series B	6.000		09/01/2034	1,567,593
500,000	Beaumont, CA Financing Authority, Series B	6.000		09/01/2034	515,145
450,000	Beaumont, CA Financing Authority, Series B	8.625		09/01/2039	464,562
225,000	Beaumont, CA Financing Authority, Series B	8.875		09/01/2034	232,349
2,340,000	Beaumont, CA Financing Authority, Series C	5.500		09/01/2035	2,362,300
2,000,000	Beaumont, CA Financing Authority, Series D	5.800		09/01/2035	2,054,620
3,245,000	Beaumont, CA Financing Authority, Series E	6.250		09/01/2038	3,295,557
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	459,700
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.650		05/01/2029	30,440
2,300,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	9.750		05/01/2038	2,721,452
1,010,000	Brea, CA Redevel. Agency	6.595	[3]	08/01/2031	297,698
1,560,000	Brea, CA Redevel. Agency	6.716	[3]	08/01/2032	422,776
2,300,000	Brea, CA Redevel. Agency	6.835	[3]	08/01/2033	570,423
7,430,000	Brentwood, CA Infrastructure Financing Authority	5.200		09/02/2036	6,523,317
25,000	Buena Park, CA Special Tax (Park Mall)	6.100		09/01/2028	25,433
5,000,000	Burbank Glendale Pasadena, CA Airport Authority[1]	5.000		07/01/2042	5,344,550
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)	7.000		10/01/2020	60,128
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000		09/01/2037	3,416,370

23	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,300,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)[1]	5.200%		11/15/2022	$1,306,656
605,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)[1]	5.350		11/15/2032	607,105
65,000	CA ABAG Finance Authority for NonProfit Corporations (Redding Assisted Living Corp.)	5.250		11/15/2031	61,525
10,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)[1]	5.950		01/01/2024	10,020
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	25,021
3,300,000	CA ABAG Finance Authority for NonProfit Corporations COP (Redwood Senior Homes & Services)[1]	6.125		11/15/2032	3,341,316
75,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.000		01/01/2023	75,230
20,000	CA Bay Area Government Association	4.125		09/01/2019	20,192
8,500,000	CA Communities Transportation Revenue COP[1]	5.250		06/01/2042	9,266,105
2,845,000	CA Communities Transportation Revenue COP[1]	6.000		06/01/2042	3,191,720
6,530,000	CA County Tobacco Securitization Agency[1]	5.000		06/01/2047	4,986,569
39,700,000	CA County Tobacco Securitization Agency	5.750	[3]	06/01/2057	477,988
15,295,000	CA County Tobacco Securitization Agency	5.820	[3]	06/01/2033	1,593,739
45,600,000	CA County Tobacco Securitization Agency	6.125	[3]	06/01/2057	464,664
82,110,000	CA County Tobacco Securitization Agency	6.423	[3]	06/01/2046	2,970,740
51,500,000	CA County Tobacco Securitization Agency	6.700	[3]	06/01/2057	444,445
55,250,000	CA County Tobacco Securitization Agency	6.901	[3]	06/01/2057	385,645
71,700,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	896,967
347,900,000	CA County Tobacco Securitization Agency	7.550	[3]	06/01/2055	3,030,209
409,500,000	CA County Tobacco Securitization Agency	8.251	[3]	06/01/2055	3,566,745
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100		06/01/2028	745,178
9,815,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	8,139,874
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	3,091,676
7,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	5,864,509
6,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	4,345,620
8,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450		06/01/2028	7,242,320
25,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600		06/01/2036	22,265,302
20,985,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650		06/01/2041	18,305,635
28,470,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	24,506,976
4,375,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	4,362,925
9,960,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	9,959,004
1,510,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	1,498,162
10,700,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	10,699,144

24	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 16,875,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000%		06/01/2042	$16,755,188
9,440,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	9,439,811
75,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2043	75,002
5,155,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250		06/01/2037	5,155,722
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[3]	06/01/2046	4,805,093
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[3]	06/01/2046	2,437,232
4,405,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000		06/01/2035	4,453,367
360,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.750		06/01/2025	360,493
385,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.875		06/01/2030	385,493
5,000,000	CA Educational Facilities Authority (Chapman University)[1]	5.000		04/01/2031	5,589,950
1,250,000	CA Educational Facilities Authority (San Francisco University)[1]	6.125		10/01/2036	1,532,513
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	2,900,750
10,000	CA GO1	5.000		10/01/2023	10,033
7,800,000	CA GO1	5.000		02/01/2038	8,569,938
5,000	CA GO1	5.125		06/01/2031	5,016
35,000	CA GO1	5.250		06/01/2021	35,518
10,000,000	CA GO1	5.250		04/01/2035	11,437,500
5,000	CA GO1	5.500		10/01/2022	5,038
1,500,000	CA GO1	6.000		03/01/2033	1,850,670
60,000	CA GO1	6.250		10/01/2019	60,559
200,000	CA GO1	6.250		10/01/2019	201,864
10,000,000	CA GO1	6.500		04/01/2033	12,508,100
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[4]	06/01/2037	11,057,760
8,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	8,509,010
20,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	15,295,400
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250		02/01/2026	2,390,812
405,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)[1]	7.000		09/01/2021	405,360
1,570,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125		07/01/2018	1,572,355
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500		10/01/2039	16,259,054
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250		10/01/2028	191,307

25	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 5,000,000	CA Health Facilities Financing Authority (Scripps Health)[1]	5.000%	11/15/2040	$5,508,800
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,783,650
13,500,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.250	08/15/2031	15,525,675
25,000	CA HFA (Multifamily Hsg.)[1]	5.375	08/01/2028	25,010
920,000	CA HFA (Multifamily Hsg.)[1]	5.950	08/01/2028	920,708
2,395,000	CA HFA (Multifamily Hsg.)	6.050	08/01/2027	2,410,424
400,000	CA HFA (Multifamily Hsg.), Series A1	5.900	02/01/2028	400,476
95,000	CA HFA (Multifamily Hsg.), Series B1	5.500	08/01/2039	95,003
4,045,000	CA HFA, Series C1	5.750	08/01/2030	4,219,704
190,000	CA HFA, Series E1	5.000	02/01/2024	192,033
1,400,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)[5]	5.000	05/15/2039	1,449,224
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,082,560
715,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.250	05/15/2037	740,411
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.500	05/15/2047	1,046,610
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)[1]	5.375	08/15/2040	40,258
110,000	CA Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek)	6.000	09/01/2033	113,568
10,000,000	CA M-S-R Energy Authority[1]	6.500	11/01/2039	12,673,100
65,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	71,824
10,000	CA MobileHome Park Financing Authority (Palomar Estates East & West)	5.100	09/15/2023	10,155
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	217,378
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750	10/01/2034	264,955
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750	01/01/2033	1,169,090
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000	01/01/2042	1,181,880
850,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750	01/01/2022	876,818
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625	01/01/2032	1,102,464
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875	01/01/2042	2,199,050
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)[1]	6.000	04/01/2031	1,096,160

26	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,500,000	CA Municipal Finance Authority (OCEAA)	7.000%		10/01/2039	$1,547,400
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875		05/15/2029	1,972,075
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125		05/15/2039	1,118,870
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2031	731,862
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500		11/01/2041	1,493,275
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)[1]	5.500		08/15/2047	5,255,800
1,400,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.500		12/01/2024	1,203,748
955,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	958,304
85,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	85,294
2,000,000	CA Public Works[1]	5.000		04/01/2037	2,166,440
2,795,000	CA Public Works[1]	5.750		03/01/2030	3,197,592
2,500,000	CA Public Works[1]	6.000		03/01/2035	2,963,325
365,000	CA Public Works[1]	6.125		11/01/2029	437,620
8,370,000	CA Public Works[1]	6.375		11/01/2034	10,182,691
6,550,000	CA Public Works[1]	6.625		11/01/2034	8,088,792
2,000,000	CA Public Works (California State Prisons)[1]	5.750		10/01/2031	2,310,280
735,000	CA Public Works (Dept. of Corrections)[1]	5.250		06/01/2028	783,833
6,300,000	CA Public Works (Dept. of General Services)[1]	5.000		12/01/2027	6,386,121
900,000	CA Public Works (Dept. of Health Services)[1]	5.500		11/01/2015	903,510
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000		11/01/2031	944,307
2,500,000	CA Public Works (Judicial Council)[1]	5.000		12/01/2031	2,747,150
125,000	CA Public Works (Trustees California State University)[1]	6.000		04/01/2027	148,206
2,455,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.500		08/01/2047	1,406,813
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.500		08/01/2047	148,215
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[3]	06/01/2047	895,208
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[3]	06/01/2056	1,519,650
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[3]	06/01/2056	761,000
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663	[3]	06/01/2041	3,090,773
108,920,000	CA Silicon Valley Tobacco Securitization Authority	8.597	[3]	06/01/2036	15,168,199
575,000	CA State University[1]	5.000		11/01/2030	591,077
95,000	CA Statewide CDA	5.000		09/02/2018	96,540

27	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 135,000	CA Statewide CDA	5.000%		09/02/2019	$135,234
235,000	CA Statewide CDA	5.125		09/02/2020	233,226
2,855,000	CA Statewide CDA	5.125		09/02/2025	2,664,914
8,070,000	CA Statewide CDA	5.200		09/02/2036	6,818,585
100,000	CA Statewide CDA	6.527	[3]	09/01/2028	34,877
75,000	CA Statewide CDA	6.625		09/01/2027	75,092
50,000	CA Statewide CDA	6.750		09/01/2037	51,042
100,000	CA Statewide CDA	6.773	[3]	09/01/2034	21,805
15,000	CA Statewide CDA	7.000		07/01/2022	15,025
75,000	CA Statewide CDA (East Campus Apartments)	5.625		08/01/2034	75,000
1,350,000	CA Statewide CDA (East Tabor Apartments)	6.850		08/20/2036	1,406,957
1,000,000	CA Statewide CDA (Enloe Medical Center)[1]	5.750		08/15/2038	1,109,160
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,429,425
60,000	CA Statewide CDA (GP Steinbeck)	5.492	[3]	03/20/2022	34,701
1,000,000	CA Statewide CDA (Huntington Park Charter School)	5.250		07/01/2042	854,590
1,145,000	CA Statewide CDA (International School Peninsula)	5.000		11/01/2025	1,140,523
1,000,000	CA Statewide CDA (International School Peninsula)	5.000		11/01/2029	984,030
10,000,000	CA Statewide CDA (Kaiser Permanente)[1]	5.000		04/01/2042	10,975,500
75,000	CA Statewide CDA (Lincoln Apartments)[1]	5.350		09/20/2036	75,567
2,750,000	CA Statewide CDA (Live Oak School)	6.750		10/01/2030	2,766,583
2,500,000	CA Statewide CDA (Lodi Memorial Hospital)[1]	5.000		12/01/2027	2,635,575
2,019,578	CA Statewide CDA (Microgy Holdings)[6]	9.000		12/01/2038	18,863
6,015,000	CA Statewide CDA (Mountain Shadows Community)	5.000		07/01/2031	5,498,612
1,130,000	CA Statewide CDA (Napa Valley Hospice)	7.000		01/01/2034	1,074,743
1,125,000	CA Statewide CDA (Notre Dame de Namur University)	6.500		10/01/2023	1,141,369
4,635,000	CA Statewide CDA (Notre Dame de Namur University)	6.625		10/01/2033	4,687,561
1,935,000	CA Statewide CDA (Quail Ridge Apartments)[6]	0.000		07/01/2032	1,556,862
30,000	CA Statewide CDA (Quail Ridge Apartments)[1]	5.375		07/01/2032	25,056
1,290,000	CA Statewide CDA (Quail Ridge Apartments)[1]	6.500		07/01/2032	1,057,968
425,000	CA Statewide CDA (Rio Bravo)	6.500		12/01/2018	413,529
220,000	CA Statewide CDA (Stonehaven Student Hsg.)	5.875		07/01/2032	220,405
60,000	CA Statewide CDA COP (Children’s Hospital Los Angeles)[1]	5.250		08/15/2029	60,040
165,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	165,464
2,000,000	CA Statewide CDA School Facilities (47th & Main)[1]	6.375		07/01/2047	2,134,260
220,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[3]	09/01/2022	128,806
9,690,000	CA Statewide CDA, Series A	5.150		09/02/2037	8,029,425

28	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 5,660,000	CA Statewide CDA, Series B	6.250%		09/02/2037	$5,696,281
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[3]	06/01/2046	1,781,250
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,916,200
25,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	25,002
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	8,295,747
14,035,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	13,936,053
15,985,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	15,872,306
1,360,000	CA Valley Sanitation District	5.200		09/02/2030	1,285,268
80,000	CA Western Hills Water District Special Tax	5.000		09/01/2014	75,205
25,000	CA Western Hills Water District Special Tax	5.200		09/01/2019	19,403
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.000		09/01/2024	76,306
4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.125		09/01/2031	2,979,241
300,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.700		09/01/2020	249,387
90,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.750		09/01/2022	72,300
3,695,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.875		09/01/2031	2,672,889
10,000	CA William S. Hart Joint School Financing Authority[1]	5.600		09/01/2023	10,015
10,000	CA William S. Hart Union School District	6.000		09/01/2033	10,108
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.500		09/01/2036	862,425
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)	5.550		09/01/2036	801,637
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	39,276
25,000	Campbell, CA (Civic Center) COP[1]	5.125		10/01/2019	25,094
225,000	Campbell, CA (Civic Center) COP	5.250		10/01/2028	225,803
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500		09/02/2028	25,022
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500		10/01/2036	114,399
1,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2036	1,758,000
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000		10/01/2019	4,544,502
45,000	Chino, CA Community Facilities District Special Tax	5.950		09/01/2033	45,405

29	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 995,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000%	09/01/2023	$1,006,074
1,615,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2027	1,613,240
2,500,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2036	2,334,125
2,175,000	Chowchilla, CA Community Facilities Sales Tax District	5.000	09/01/2037	2,067,577
1,455,000	Chowchilla, CA Redevel. Agency	5.000	08/01/2037	1,318,361
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	2,350,760
11,360,000	Citrus, CA Community College District[2]	5.500	06/01/2031	13,197,594
2,265,000	Clovis, CA Public Financing Authority[1]	5.000	03/01/2027	2,267,605
1,650,000	Colton, CA Community Facilities District Special Tax	7.500	09/01/2020	1,653,614
3,715,000	Compton, CA Community College District[1]	6.750	08/01/2034	4,242,084
7,000,000	Compton, CA Public Finance Authority[1]	5.250	09/01/2027	5,892,530
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850	08/01/2033	5,014
4,870,000	Corcoran, CA Hospital District[1]	8.000	08/01/2034	5,596,945
965,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	972,720
250,000	Corona-Norco, CA Unified School District	6.000	09/01/2037	256,355
975,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)	6.500	12/15/2047	998,819
1,300,000	Dehesa, CA School District[1]	5.250	08/01/2043	1,445,886
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax	6.375	09/01/2038	1,962,683
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	4,470,484
1,000,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2028	1,000,150
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000	06/01/2036	17,553,450
6,875,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2037	7,866,581
200,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2030	201,060
340,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2037	330,517
200,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.100	09/01/2037	197,206
2,500,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.125	09/01/2042	2,530,325

30	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 3,740,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.250%	09/01/2035	$3,594,776
50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Barrington Heights)	5.125	09/01/2035	49,897
1,500,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)	5.625	09/01/2034	1,473,870
425,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2003-25	5.000	09/01/2036	413,950
20,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2004-26	5.000	09/01/2025	20,311
8,000,000	El Dorado, CA Irrigation District COP[1]	5.750	08/01/2039	8,728,560
2,770,000	Escondido, CA Joint Powers Financing Authority (Reidy Creek)[1]	5.125	09/01/2030	2,772,604
25,000	Etiwanda, CA School District Special Tax	5.400	09/01/2035	25,078
10,300,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2	6.000	09/01/2037	10,335,123
1,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875	09/01/2038	1,050,210
100,000	Fillmore, CA Public Financing (Central City Redevel.)	5.500	06/01/2031	98,380
5,050,000	Folsom, CA Special Tax Community Facilities District No. 31	5.000	09/01/2036	4,812,044
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	2,554,825
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,021
10,000,000	Foothill, CA De Anza Community College District[2]	5.000	08/01/2040	11,588,600
20,000	Fremont, CA Community Facilities District (Pacific Commons)	6.250	09/01/2026	20,025
175,000	Fresno, CA Unified School District Education Center[1]	5.000	08/01/2027	186,884
1,010,000	Greenfield, CA Union School District	7.000	09/01/2040	1,041,603
5,145,000	Grossmont, CA Union High School District[2]	5.500	08/01/2030	6,069,930
4,895,000	Grossmont, CA Union High School District[2]	5.500	08/01/2031	5,725,599
10,000,000	Grossmont, CA Union High School District[2]	5.500	08/01/2045	11,786,700
1,015,000	Healdsburg, CA Community Redevel. Agency Tax Allocation (Sotoyome Community Devel.)[1]	5.125	08/01/2031	1,022,673
1,165,000	Heber, CA Public Utilities District (Heber Meadows)	5.300	09/01/2035	1,071,101
1,020,000	Hemet, CA Unified School District	5.100	09/01/2030	963,533
785,000	Hemet, CA Unified School District	5.125	09/01/2036	787,386
1,285,000	Hemet, CA Unified School District	5.125	09/01/2037	1,153,853
1,505,000	Hemet, CA Unified School District	5.250	09/01/2035	1,520,441
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.375	09/01/2026	1,155,508
2,835,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.750	09/01/2039	2,800,328

31	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 60,000	Hemet, CA Unified School District Community Facilities District Special Tax	5.625%		09/01/2035	$60,040
20,000	Hesperia, CA Improvement Bond Act 1915	8.500		09/02/2024	20,632
1,355,000	Hesperia, CA Public Financing Authority, Tranche A	6.250		09/01/2035	1,355,379
3,345,000	Hesperia, CA Public Financing Authority, Tranche B	6.250		09/01/2035	3,345,937
3,325,000	Hesperia, CA Public Financing Authority, Tranche C	6.250		09/01/2035	3,325,931
1,065,000	Hesperia, CA Unified School District	5.000		09/01/2030	1,065,426
1,700,000	Hesperia, CA Unified School District	5.000		09/01/2037	1,627,325
50,000	Hesperia, CA Unified School District	5.200		09/01/2035	49,666
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax	5.900		09/01/2037	1,098,211
1,070,000	Imperial County, CA Special Tax	5.000		09/01/2037	804,426
7,000,000	Imperial, CA Irrigation District[1]	6.250		11/01/2031	8,697,640
2,215,000	Indio, CA Community Facilities District Special Tax	5.250		09/01/2027	2,215,332
1,000,000	Indio, CA Community Facilities District Special Tax	5.250		09/01/2036	986,500
2,500,000	Indio, CA Community Facilities District Special Tax	5.250		09/01/2036	2,433,275
285,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2020	291,746
300,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.000		09/01/2021	304,743
625,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.050		09/01/2026	624,350
2,805,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)	5.125		09/01/2036	2,629,856
35,000	Indio, CA Hsg. (Olive Court Apartments)[1]	6.375		12/01/2026	35,190
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2002-2	6.125		09/02/2027	25,510
1,990,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03	6.125		09/02/2029	2,068,028
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)	5.875		09/02/2029	25,901
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[3]	06/01/2057	3,070,090
3,130,000	Ione, CA Special Tax Community Facilities District 2005-2-A	6.000		09/01/2036	3,249,097
10,000	Irvine, CA Improvement Bond Act 1915	5.625		09/02/2024	10,244
30,000	Jurupa, CA Community Services District Special Tax	5.000		09/01/2036	30,076
650,000	Jurupa, CA Community Services District Special Tax (Eastvale Area)	6.375		09/01/2033	670,105
2,650,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 15 (Eastvale)	6.500		09/01/2042	2,732,097

32	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 25	6.000%	09/01/2042	$1,030,580
500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 38	6.375	09/01/2040	515,460
110,000	Jurupa, CA Public Financing Authority	6.000	09/01/2032	113,389
1,000,000	Jurupa, CA Public Financing Authority	6.125	09/01/2040	1,030,720
1,140,000	Jurupa, CA Public Financing Authority	6.125	09/01/2040	1,175,021
20,000	Kingsburg, CA Public Financing Authority	8.000	09/15/2021	20,052
2,500,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	5.600	02/15/2033	2,516,950
2,000,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	6.625	02/15/2025	2,037,980
565,000	Lake Berryessa, CA Resort Improvement District	5.250	09/02/2017	518,953
1,440,000	Lake Berryessa, CA Resort Improvement District	5.500	09/02/2027	1,190,290
2,400,000	Lake Berryessa, CA Resort Improvement District	5.550	09/02/2037	1,830,384
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)	5.400	09/01/2036	2,033,009
120,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.875	09/01/2027	123,664
245,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.875	09/01/2028	252,465
155,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.000	09/01/2029	159,731
200,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.000	09/01/2030	206,094
2,050,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	6.250	09/01/2040	2,112,259
1,205,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250	09/01/2038	1,214,327
2,575,000	Lake Elsinore, CA Special Tax	5.150	09/01/2036	2,575,901
920,000	Lake Elsinore, CA Special Tax	5.200	09/01/2026	934,453
2,800,000	Lake Elsinore, CA Special Tax	5.250	09/01/2037	2,827,888
1,210,000	Lake Elsinore, CA Special Tax	5.350	09/01/2036	1,216,510
1,150,000	Lake Elsinore, CA Special Tax	5.350	09/01/2036	1,174,576
2,000,000	Lake Elsinore, CA Special Tax	5.450	09/01/2036	1,990,860
1,170,000	Lake Elsinore, CA Unified School District	5.000	09/01/2037	1,081,876
2,000,000	Lake Elsinore, CA Unified School District	5.350	09/01/2035	2,002,160
1,220,000	Lake Elsinore, CA Unified School District	5.350	09/01/2035	1,197,430
1,435,000	Lake Elsinore, CA Unified School District	5.400	09/01/2035	1,450,412
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7	6.250	09/01/2040	1,370,957

33	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 350,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-4	5.625%		09/01/2040	$351,222
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6	5.900		09/01/2037	1,122,517
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2025	368,525
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2026	328,035
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2027	775,039
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2028	872,100
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2029	438,465
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2030	435,105
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2032	867,840
1,340,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	5.000		08/01/2024	1,342,064
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2034	1,912,384
1,010,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	1,150,986
20,000	Lathrop, CA Financing Authority (Water Supply)	5.600		06/01/2018	20,384
10,000	Lathrop, CA Financing Authority (Water Supply)	5.700		06/01/2019	10,179
1,675,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	5.100		09/02/2035	1,652,555
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.000		09/02/2022	51,065
20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2028	20,420
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125		09/02/2033	60,986
4,355,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	4,491,616
625,000	Lee Lake, CA Water District Community Facilities District No. 2 Special Tax (Montecito Ranch)	6.125		09/01/2032	628,200
4,000,000	LeMoore, CA Redevel. Agency Tax Allocation[1]	7.375		08/01/2040	4,422,880
635,000	Lincoln, CA Special Tax	5.000		09/01/2026	621,779
1,315,000	Lincoln, CA Special Tax	5.000		09/01/2036	1,187,208
150,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)[1]	5.000		08/01/2025	152,588

34	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 50,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500%		11/15/2028	$55,562
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	1,097,100
1,200,000	Los Alamitos, CA Unified School District COP	0.000	[4]	08/01/2034	672,024
15,000,000	Los Angeles, CA Community College District[2]	5.000		08/01/2033	16,965,750
10,000,000	Los Angeles, CA Community College District[2]	6.000		08/01/2033	12,195,400
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,308,956
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,555,864
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	16,030,655
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2025	11,555,208
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	11,284,242
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2027	12,392,627
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	11,334,262
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,470,790
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	13,723,440
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250		08/01/2034	18,738,806
1,500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000		06/01/2029	1,669,575
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.250		06/01/2034	2,202,540
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375		06/01/2039	539,940
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	1,030,350
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	705,331
200,000	Los Angeles, CA Multifamily Hsg. (Park Plaza West)[1]	5.500		01/20/2043	202,228
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,659,240
2,500,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2029	2,874,975
1,485,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000		10/01/2029	1,659,948
1,075,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000		10/01/2030	1,199,711
1,090,000	Los Angeles, CA Unified School District COP (Headquarters Building)[1]	5.000		10/01/2031	1,207,644
20,000	Los Banos, CA COP	6.000		12/01/2019	20,029
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,131
925,000	Madera, CA Special Tax	5.000		09/01/2036	759,166
475,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)	5.875		09/01/2039	489,668

35	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 10,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 89	5.400%	09/01/2023	$10,000
4,530,000	Mayers, CA Memorial Hospital District[1]	7.875	06/01/2041	4,792,740
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater	5.150	07/01/2035	1,238,284
100,000	Menifee, CA Union School District Special Tax	5.000	09/01/2022	100,901
915,000	Menifee, CA Union School District Special Tax	5.200	09/01/2030	916,922
400,000	Menifee, CA Union School District Special Tax	5.200	09/01/2035	400,452
500,000	Menifee, CA Union School District Special Tax	5.250	09/01/2035	493,395
250,000	Menifee, CA Union School District Special Tax	5.250	09/01/2036	252,253
2,930,000	Merced, CA Special Tax	5.000	09/01/2036	2,115,167
4,705,000	Metropolitan Water District of Southern California[1]	5.000	07/01/2032	5,369,864
3,635,000	Modesto, CA Special Tax Community Facilities District No. 4	5.150	09/01/2036	3,637,472
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100	03/01/2027	3,562,290
25,000	Moreno Valley, CA Unified School District Community Facilities District	5.100	09/01/2028	25,571
1,475,000	Moreno Valley, CA Unified School District Community Facilities District	5.150	09/01/2035	1,486,210
680,000	Moreno Valley, CA Unified School District Community Facilities District	5.200	09/01/2036	685,936
750,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2037	688,770
1,665,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-6	5.000	09/01/2022	1,716,249
10,000	Murrieta, CA Community Facilities District Special Tax (Bluestone)	6.300	09/01/2031	10,108
235,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.125	09/01/2035	234,516
25,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)	5.375	09/01/2029	25,006
35,000	Murrieta, CA Valley Unified School District Special Tax	5.250	09/01/2037	34,709
370,000	Murrieta, CA Valley Unified School District Special Tax	5.375	09/01/2026	377,100
1,355,000	Murrieta, CA Valley Unified School District Special Tax	5.450	09/01/2038	1,357,182
2,000,000	Newport Beach, CA (Hoag Memorial Hospital Presbyterian)[1]	6.000	12/01/2040	2,465,920
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000	03/01/2036	2,196,920

36	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700%[3]		06/01/2045	$4,252,765
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,549,925
45,000	Northern, CA Inyo County Local Hospital District	5.300		12/01/2028	42,208
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	2,175,440
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,077,000
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100		06/01/2027	10,022
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,155,500
250,000	Oakland, CA GO1	6.250		01/15/2039	290,983
2,500,000	Oakland, CA Unified School District[1]	5.250		08/01/2024	2,506,925
2,000,000	Oakland, CA Unified School District	5.500		08/01/2032	2,226,960
4,595,000	Oakland, CA Unified School District	6.125		08/01/2029	5,253,831
250,000	Oakland, CA Unified School District	6.500		08/01/2022	299,933
250,000	Oakland, CA Unified School District	6.500		08/01/2023	300,955
250,000	Oakland, CA Unified School District	6.500		08/01/2024	298,743
875,000	Oakley, CA Public Finance Authority	5.200		09/02/2026	898,940
2,940,000	Oakley, CA Public Finance Authority	5.250		09/02/2036	2,955,494
3,205,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)	7.625		09/01/2038	3,273,523
4,000,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	4,023,520
210,000	Orange County, CA Community Facilities District (Ladera Ranch)	5.550		08/15/2033	211,195
2,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	6.000		10/01/2040	2,063,240
440,000	Palm Desert, CA Financing Authority	5.050	[3]	08/01/2015	382,342
390,000	Palm Desert, CA Financing Authority	5.100	[3]	08/01/2016	322,764
500,000	Palm Desert, CA Financing Authority[1]	5.200		10/01/2028	500,225
230,000	Palm Desert, CA Financing Authority	5.650	[3]	04/01/2018	170,292
1,020,000	Palm Desert, CA Financing Authority	5.650	[3]	08/01/2018	741,764
265,000	Palm Desert, CA Financing Authority	5.750	[3]	04/01/2019	183,192
1,165,000	Palm Desert, CA Financing Authority	5.750	[3]	08/01/2019	790,289
305,000	Palm Desert, CA Financing Authority	5.850	[3]	04/01/2020	197,921
1,310,000	Palm Desert, CA Financing Authority	5.850	[3]	08/01/2020	833,763
340,000	Palm Desert, CA Financing Authority	5.950	[3]	04/01/2021	206,179
1,450,000	Palm Desert, CA Financing Authority	5.950	[3]	08/01/2021	862,562
380,000	Palm Desert, CA Financing Authority	6.000	[3]	04/01/2022	216,136
1,605,000	Palm Desert, CA Financing Authority	6.000	[3]	08/01/2022	894,836

37	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 395,000	Palm Desert, CA Financing Authority	6.010%[3]		04/01/2023	$210,966
1,755,000	Palm Desert, CA Financing Authority	6.010	[3]	08/01/2023	919,129
410,000	Palm Desert, CA Financing Authority	6.020	[3]	04/01/2024	205,935
1,910,000	Palm Desert, CA Financing Authority	6.020	[3]	08/01/2024	940,599
430,000	Palm Desert, CA Financing Authority	6.030	[3]	04/01/2025	201,988
2,070,000	Palm Desert, CA Financing Authority	6.030	[3]	08/01/2025	952,366
445,000	Palm Desert, CA Financing Authority	6.040	[3]	04/01/2026	194,202
2,235,000	Palm Desert, CA Financing Authority	6.040	[3]	08/01/2026	955,865
465,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2027	188,288
1,400,000	Palm Desert, CA Financing Authority	6.050	[3]	08/01/2027	555,366
480,000	Palm Desert, CA Financing Authority	6.060	[3]	04/01/2028	181,637
1,415,000	Palm Desert, CA Financing Authority	6.060	[3]	08/01/2028	524,498
500,000	Palm Desert, CA Financing Authority	6.070	[3]	04/01/2029	173,570
1,370,000	Palm Desert, CA Financing Authority	6.070	[3]	08/01/2029	465,622
520,000	Palm Desert, CA Financing Authority	6.080	[3]	04/01/2030	160,935
1,430,000	Palm Desert, CA Financing Authority	6.080	[3]	08/01/2030	432,890
540,000	Palm Desert, CA Financing Authority	6.090	[3]	04/01/2031	154,148
1,495,000	Palm Desert, CA Financing Authority	6.090	[3]	08/01/2031	417,314
560,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2032	146,938
1,560,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2032	400,156
580,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2033	142,460
1,625,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2033	390,211
590,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2034	134,272
1,705,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2034	379,277
2,075,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2035	429,193
5,000,000	Palm Desert, CA Improvement Bond Act 1915	5.100		09/02/2037	4,096,750
3,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1	5.150		09/01/2027	2,648,400
2,335,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A	5.250		09/01/2026	2,104,115
2,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A	5.450		09/01/2032	1,733,200
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.450		07/01/2020	120,581
490,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.550		07/01/2028	476,858
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.400		07/01/2023	254,473
505,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.500		07/01/2027	512,262

38	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)[1]	5.250%	01/01/2022	$85,164
10,000	Palm Springs, CA Improvement Bond Act 1915	5.550	09/02/2023	10,114
1,355,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	1,368,360
6,360,000	Palmdale, CA Community Facilities District Special Tax	6.125	09/01/2037	6,435,875
5,340,000	Palmdale, CA Community Facilities District Special Tax	6.250	09/01/2035	5,463,087
500,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1]	5.700	08/01/2018	501,670
3,850,000	Paramount, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2023	3,919,801
1,365,000	Perris, CA Community Facilities District Special Tax	5.300	09/01/2035	1,381,530
2,025,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)	6.000	09/01/2034	2,104,704
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)	6.250	09/01/2033	2,583,575
2,110,000	Perris, CA Community Facilities District Special Tax (Harmony Grove)	5.300	09/01/2035	2,121,204
10,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.100	09/01/2030	10,147
120,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.150	09/01/2035	120,634
1,255,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2037	1,219,998
1,270,000	Perris, CA Community Facilities District Special Tax, Series A	5.750	09/01/2035	1,307,554
2,500,000	Perris, CA Community Facilities District Special Tax, Series B	6.000	09/01/2034	2,598,400
135,000	Perris, CA Public Financing Authority	5.000	09/01/2017	137,194
85,000	Perris, CA Public Financing Authority	5.100	09/01/2018	86,363
2,000,000	Perris, CA Public Financing Authority	5.350	10/01/2036	2,000,160
10,000	Perris, CA Public Financing Authority, Series A	6.000	09/01/2023	10,375
80,000	Perris, CA Public Financing Authority, Series A	6.125	09/01/2034	83,345
1,815,000	Perris, CA Public Financing Authority, Series A	6.250	09/01/2033	1,875,675
2,080,000	Perris, CA Public Financing Authority, Series A	6.600	09/01/2038	2,158,707
2,035,000	Perris, CA Public Financing Authority, Series C	6.200	09/01/2038	2,061,374
845,000	Perris, CA Public Financing Authority, Series D	5.500	09/01/2024	856,391
7,510,000	Perris, CA Public Financing Authority, Series D	5.800	09/01/2038	7,563,621
2,500,000	Perris, CA Union High School District	6.125	09/01/2041	2,576,575
2,000,000	Perris, CA Union High School District Financing Authority	6.000	09/01/2033	2,061,440

39	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 25,000	Pleasant Hill, CA Special Tax Downtown Community Facilities District No. 1	6.000%	09/01/2032	$25,011
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250	02/01/2020	1,327,237
500,000	Pomona, CA Public Financing Authority (Water Facilities)[1]	5.000	05/01/2047	522,110
50,000	Pomona, CA Unified School District[1]	6.150	08/01/2030	60,405
2,165,000	Porterville, CA COP[1]	5.000	07/01/2036	2,229,690
100,000	Poway, CA Unified School District	7.500	09/15/2032	103,293
3,990,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14	5.250	09/01/2036	4,007,237
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)	6.125	09/01/2041	515,315
3,000,000	Ramona, CA Unified School District COP[1]	5.000	05/01/2032	3,088,500
25,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)	6.000	09/01/2033	25,264
20,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)	6.100	09/01/2037	20,211
600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)	5.000	09/01/2027	580,836
1,260,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)	5.000	09/01/2037	1,126,037
5,470,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)	5.375	09/01/2036	5,508,564
570,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.000	09/01/2027	581,628
1,120,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.000	09/01/2037	1,126,518
2,470,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)	5.375	09/01/2036	2,487,414
5,000,000	Rancho, CA Water District Financing Authority[1]	5.000	08/01/2028	5,646,400
10,000	Redding, CA Improvement Bond Act 1915 (Tierra Oaks Assessment District 1993-1)	7.000	09/02/2012	9,998
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875	09/01/2033	2,770,837
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2026	493,376
1,470,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350	09/01/2036	1,423,166
15,000	Richgrove, CA School District	6.375	07/01/2018	15,135
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750	08/01/2029	2,310,120
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000	12/15/2026	2,575,066

40	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000%		12/15/2033	$1,088,063
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250		06/30/2037	2,771,875
10,530,000	Rio Hondo, CA Community College District	0.000	[4]	08/01/2042	7,093,113
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1	5.850		09/01/2035	3,025,530
14,860,000	River Islands, CA Public Financing Authority	5.200		09/01/2037	11,291,965
100,000	River Islands, CA Public Financing Authority	6.000		09/01/2027	78,058
25,000	River Islands, CA Public Financing Authority	6.000		09/01/2035	18,743
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)	5.000		08/01/2032	252,861
6,585,000	Riverside County, CA Community Facilities District (Scott Road)	7.250		09/01/2038	6,786,764
25,000	Riverside County, CA Community Facilities District Special Tax	5.600		09/01/2019	25,519
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000		10/01/2037	3,103,320
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2027	701,380
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2031	713,060
1,225,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,371,118
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,350,924
1,000,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)	5.200		09/02/2036	1,006,170
65,000	Riverside, CA Improvement Bond Act 1915 (Sycamore Canyon Assessment District)	8.500		09/02/2012	65,397
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300		09/01/2034	1,001,190
25,000	Riverside, CA Unified School District	5.500		09/01/2032	25,011
1,385,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 12	8.500		09/01/2038	1,463,959
355,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15	6.500		09/01/2029	384,316
1,070,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15	6.750		09/01/2039	1,150,218
25,000	Romoland, CA School District Special Tax	5.250		09/01/2035	25,180
1,985,000	Romoland, CA School District Special Tax	5.375		09/01/2038	1,961,577
1,250,000	Romoland, CA School District Special Tax Community Facilities District 2006-1	6.000		09/01/2041	1,288,275

41	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 2,250,000	Romoland, CA School District Special Tax Community Facilities District 91-18	6.000%	09/01/2037	$2,318,850
1,210,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	6.125	09/01/2034	1,247,062
1,000,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	6.250	09/01/2041	1,030,630
1,115,000	Roseville, CA Special Tax (Diamond Creek)	5.000	09/01/2026	665,867
4,850,000	Roseville, CA Special Tax (Diamond Creek)	5.000	09/01/2037	2,408,462
3,445,000	Roseville, CA Special Tax (Stone Point)	5.250	09/01/2036	1,982,666
1,000,000	Ross Valley, CA School District[1]	5.500	08/01/2041	1,159,550
3,370,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	3,386,783
55,000	Sacramento, CA Health Facility (Center for Aids Research Education & Services)[1]	5.300	01/01/2024	55,080
15,000	Sacramento, CA Special Tax (North Natomas Community Facilities)	6.000	09/01/2033	15,316
1,000,000	Sacramento, CA Unified School District[1]	5.125	07/01/2029	1,045,130
100,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500	12/01/2020	100,195
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)	5.750	07/01/2020	1,419,894
1,320,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	1,319,076
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2024	19,964
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625	04/01/2026	1,884,003
1,410,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2027	1,338,837
3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2037	2,883,258
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000	12/01/2031	3,800,640
875,000	San Diego County, CA COP[1]	5.600	07/01/2038	894,373
1,225,000	San Diego County, CA COP	5.700	02/01/2028	980,466
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)	5.750	12/01/2032	6,250,287
12,335,000	San Diego, CA Community College District[2]	5.000	05/01/2030	13,903,969
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,299,220
20,000	San Diego, CA Improvement Bond Act 1915	6.200	09/02/2033	20,005
5,880,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	08/01/2027	7,081,343

42	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 10,000,000	San Diego, CA Regional Building Authority (County Operations Center & Annex)[2]	5.375%	02/01/2036	$11,289,200
175,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2031	175,600
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2031	1,122,510
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2032	1,116,650
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2024	15,019
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500	08/01/2039	2,325,840
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2033	474,640
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2033	578,305
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625	08/01/2039	1,654,020
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500	08/01/2032	578,140
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625	08/01/2039	637,944
1,090,000	San Gorgonio, CA Memorial Health Care District[1]	6.750	08/01/2022	1,299,171
1,040,000	San Gorgonio, CA Memorial Health Care District[1]	6.750	08/01/2023	1,230,965
6,500,000	San Gorgonio, CA Memorial Healthcare[1]	7.100	08/01/2033	7,694,050
6,490,000	San Jacinto, CA Financing Authority, Tranche A	6.600	09/01/2033	5,635,916
6,345,000	San Jacinto, CA Financing Authority, Tranche B	6.600	09/01/2033	5,509,998
6,510,000	San Jacinto, CA Financing Authority, Tranche C	6.600	09/01/2033	5,641,371
250,000	San Jacinto, CA Unified School District Special Tax	5.750	09/01/2040	257,605
500,000	San Jacinto, CA Unified School District Special Tax	5.100	09/01/2036	349,355
2,000,000	San Jose, CA Airport[1]	6.250	03/01/2034	2,376,100
745,000	San Jose, CA Finance Authority (Civic Center)[1]	5.000	06/01/2032	747,399
35,000	San Jose, CA Improvement Bond Act 1915	5.875	09/02/2023	36,076
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	3,156,426
70,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2015	73,149
305,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2018	313,717
125,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2020	127,228
60,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2025	60,632
145,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	146,083
860,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	870,999
130,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2027	130,898
55,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2028	55,322

43	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 2,000,000	San Jose, CA Redevel. Agency[1]	5.850%	08/01/2027	$2,022,140
535,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2016	550,809
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2019	172,854
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2021	1,252,982
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2022	812,975
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2023	101,769
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2024	223,597
2,165,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2025	2,195,570
300,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2027	300,696
200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2032	200,438
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600	09/01/2027	25,384
10,000,000	San Marcos, CA Unified School District[2]	5.250	08/01/2031	11,741,600
10,000,000	San Mateo, CA Union High School District[2]	5.000	09/01/2042	11,354,000
550,000	Santa Ana, CA Unified School District Special Tax	5.100	09/01/2035	494,879
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850	08/01/2031	1,004,740
2,060,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	2,067,972
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	3,353,640
50,000	Santa Clarita, CA Community Facilities District Special Tax	5.850	11/15/2032	50,101
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000	09/01/2036	10,104,138
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2036	2,069,620
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2042	3,066,102
805,000	Saugus, CA Union School District	6.750	09/01/2034	829,963
2,715,000	Saugus, CA Union School District	7.000	09/01/2041	2,799,464
4,850,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625	09/01/2038	5,825,917
1,655,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625	09/01/2038	1,988,019
415,000	Saugus, CA Union School District Special Tax	5.125	09/01/2031	425,998
200,000	Saugus, CA Union School District Special Tax	5.125	09/01/2032	204,336
2,000,000	Saugus, CA Union School District Special Tax	5.375	09/01/2042	2,041,260
10,000	Seaside, CA Redevel. Agency Tax Allocation[1]	5.375	08/01/2033	10,104
2,500,000	Sequoia, CA Unified High School District[1]	5.875	07/01/2036	3,090,575
5,000,000	Sequoia, CA Unified High School District[1]	6.000	07/01/2043	6,207,800

44	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,090,000	Shafter, CA Community Devel. Agency Tax Allocation	5.400%		11/01/2026	$1,080,506
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation	5.450		11/01/2036	3,108,287
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation	7.000		10/01/2026	1,895,801
620,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350		12/01/2028	620,019
5,000	Sonoma County, CA Community Redevel. Agency (Roseland)[1]	7.900		08/01/2013	5,138
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000		09/01/2036	2,224,340
4,500,000	Southern CA Metropolitan Water District[1]	5.000		07/01/2035	5,141,295
2,085,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	2,154,410
470,000	Southern CA Public Power Authority	5.250		11/01/2022	526,522
50,000	Southern CA Public Power Authority	5.250		11/01/2023	55,075
250,000	Southern CA Public Power Authority	5.250		11/01/2026	273,818
205,000	Southern CA Public Power Authority Natural Gas	5.000		11/01/2028	214,366
165,000	Southern CA Public Power Authority Natural Gas	5.000		11/01/2029	170,844
2,255,000	Southern CA Public Power Authority Natural Gas	5.250		11/01/2027	2,440,789
4,000,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046	3,156,080
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	2,368,111
12,475,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	10,026,781
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)	5.875		09/01/2037	2,035,200
75,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125		09/01/2030	66,452
1,000,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2037	719,950
2,380,000	Stockton, CA Redevel. Agency (Stockton Events Center Arena)[1]	5.000		09/01/2036	1,892,314
10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)[1]	5.200		10/01/2028	10,007
15,000	Sulphur Springs, CA Unified School District Community Facilities District No. 2002-1-A	6.000		09/01/2033	15,368
60,000	Susanville, CA Public Financing Authority	7.750		09/01/2017	60,279
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500		06/01/2030	1,053,860
100,000	Temecula Valley, CA Unified School District Community Facilities District No. 2005-1	5.000		09/01/2036	100,619
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)	5.100		09/01/2036	19,327
990,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.900		09/01/2013	941,490
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.000		09/01/2014	149,904

45	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.050%	09/01/2015	$643,593
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.100	09/01/2016	671,386
8,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450	09/01/2026	5,848,080
13,790,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500	09/01/2036	9,392,645
4,260,000	Trinity County, CA COP	8.500	01/15/2026	4,219,445
50,000	Truckee-Donner, CA Public Utility District Special Tax	6.100	09/01/2033	50,476
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	602,920
630,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2017	688,754
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2022	2,710,228
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2027	311,991
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2037	2,515,675
425,000	Turlock, CA Public Financing Authority[1]	5.450	09/01/2024	425,468
1,500,000	Tustin, CA Unified School District[1]	6.000	08/01/2036	1,885,650
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	586,320
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	486,646
35,000	Union City, CA Special Tax Community Facilities District No. 1997-1	5.800	09/01/2028	35,006
2,480,000	University of California[1]	5.000	05/15/2027	2,598,346
15,000,000	University of California[1]	5.000	05/15/2033	15,631,800
1,000,000	University of California (UCLA Health System)	5.250	05/15/2030	1,036,480
200,000	Upland, CA Community Facilities District (San Antonio)	6.000	09/01/2034	202,196
100,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)	5.900	09/01/2024	101,140
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)	6.000	09/01/2024	62,874
95,000	Vacaville, CA Public Financing Authority[1]	5.400	09/01/2022	95,158
50,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	6.000	09/01/2033	50,111
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	721,958
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.150	12/01/2031	1,514,373

46	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California Continued
$ 1,000,000	Vernon, CA Electric System[1]	5.000%	08/01/2030	$1,077,480
1,000,000	Vernon, CA Electric System[1]	5.125	08/01/2033	1,075,750
3,000,000	Vernon, CA Electric System[1]	5.500	08/01/2041	3,272,280
500,000	Victorville, CA Special Tax Community Facilities District 07-01	5.350	09/01/2042	515,140
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000	09/01/2024	51,071
1,000,000	West Fresno, CA Elementary School District[1]	6.600	05/01/2035	1,244,490
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500	09/01/2042	1,719,075
50,000	West Kern, CA Water District[1]	4.500	06/01/2025	52,157
145,000	West Patterson, CA Financing Authority Special Tax	6.100	09/01/2032	145,273
1,000,000	Westside, CA Union School District	5.250	09/01/2036	1,004,320
2,300,000	Woodland, CA Finance Authority[1]	6.000	03/01/2036	2,672,140
1,500,000	Woodland, CA Finance Authority[1]	6.000	03/01/2041	1,735,545
10,000	Woodland, CA Special Tax Community Facilities District No. 1	6.000	09/01/2028	10,140
3,550,000	Yuba City, CA Redevel. Agency	5.250	09/01/2039	3,435,268
				1,651,049,829
U.S. Possessions—7.5%
3,000,000	Guam Government Business Privilege[1]	5.125	01/01/2042	3,335,970
2,870,000	Northern Mariana Islands Ports Authority, Series A1	5.500	03/15/2031	2,576,657
1,585,000	Northern Mariana Islands Ports Authority, Series A1	6.250	03/15/2028	1,199,100
14,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750	07/01/2037	15,067,640
3,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	07/01/2024	4,367,998
1,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2021	1,141,330
6,400,000	Puerto Rico Commonwealth GO1	5.500	07/01/2039	6,757,696
1,100,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	1,205,644
1,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	1,144,850
1,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	1,168,330
5,000,000	Puerto Rico Electric Power Authority, Series A1	5.000	07/01/2029	5,374,050
5,000,000	Puerto Rico Electric Power Authority, Series A1	5.000	07/01/2042	5,155,600
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,282,488
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	255,368
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	172,905
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	229,142
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	6,079,341
3,000,000	Puerto Rico Port Authority (American Airlines), Series A6	6.250	06/01/2026	1,956,210

47	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions Continued
$ 5,055,000	Puerto Rico Public Buildings Authority[1]	6.750%	07/01/2036	$6,020,404
15,000,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	16,431,300
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2037	5,422,850
3,995,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	4,311,524
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	11,205,000
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	20,322,650
				122,184,047
Total Investments, at Value (Cost $1,796,111,133)—109.0%				1,773,233,876
Liabilities in Excess of Other Assets—(9.0)				(147,033,174)

Net Assets—100.0%				$1,626,200,702

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2012. See Note 1 of the accompanying Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments	M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
CDA	Communities Devel. Authority	OCEAA	Orange County Educational Arts Academy
COP	Certificates of Participation	ROLs	Residual Option Longs
CFD	Community Facilities District	SJHCN	St. Joseph Home Care Network
DRIVERS	Derivative Inverse Tax Exempt Receipt	SJHE	St. Joseph Hospital of Eureka
GO	General Obligation	SJHO	St. Joseph Hospital of Orange
HFA	Housing Finance Agency	SJHS	St. Joseph Health System
IDA	Industrial Devel. Agency	TASC	Tobacco Settlement Asset-Backed Bonds
INSD	Insured	UCLA	University of California at Los Angeles
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

See accompanying Notes to Financial Statements.

48	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value (cost $1,796,111,133)—see accompanying statement of investments	$1,773,233,876
Cash	533,308
Receivables and other assets:
Interest	29,671,983
Shares of beneficial interest sold	5,604,563
Investments sold	1,765,117
Other	329,955
Total assets	1,811,138,802
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	154,480,000
Payable on borrowings (See Note 6)	22,400,000
Shares of beneficial interest redeemed	3,409,667
Investments purchased (including $1,446,914 purchased on a when-issued or delayed delivery basis)	2,464,306
Dividends	1,477,913
Distribution and service plan fees	314,335
Trustees’ compensation	238,727
Transfer and shareholder servicing agent fees	40,021
Shareholder communications	29,890
Interest expense on borrowings	3,207
Other	80,034
Total liabilities	184,938,100
Net Assets	$1,626,200,702
Composition of Net Assets
Par value of shares of beneficial interest	$186,051
Additional paid-in capital	2,177,602,236
Accumulated net investment income	6,386,627
Accumulated net realized loss on investments	(535,096,955)
Net unrealized depreciation on investments	(22,877,257)
Net Assets	$1,626,200,702

49	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,194,157,318 and 136,545,075 shares of beneficial interest outstanding)	$8.75
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.19
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,960,158 and 1,594,293 shares of beneficial interest outstanding)	$8.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $320,828,321 and 36,793,992 shares of beneficial interest outstanding)	$8.72
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $97,254,905 and 11,117,698 shares of beneficial interest outstanding)	$8.75

See accompanying Notes to Financial Statements.

50	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest	$98,746,927
Other income	1,344
Total investment income	98,748,271
Expenses
Management fees	6,266,517
Distribution and service plan fees:
Class A	2,538,433
Class B	159,183
Class C	2,886,745
Transfer and shareholder servicing agent fees:
Class A	319,416
Class B	19,847
Class C	131,690
Class Y	19,096
Shareholder communications:
Class A	40,550
Class B	2,342
Class C	13,734
Class Y	2,003
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,625,902
Borrowing fees	554,840
Trustees’ compensation	35,191
Interest expense on borrowings	9,075
Custodian fees and expenses	8,123
Administration service fees	1,500
Other	188,932
Total expenses	14,823,119
Less waivers and reimbursements of expenses	(88,701)
Net expenses	14,734,418
Net Investment Income	84,013,853
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(50,092,309)
Net change in unrealized appreciation/depreciation on investments	222,959,950
Net Increase in Net Assets Resulting from Operations	$256,881,494

See accompanying Notes to Financial Statements.

51	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Operations
Net investment income	$84,013,853	$92,511,540
Net realized loss	(50,092,309)	(89,690,056)
Net change in unrealized appreciation/depreciation	222,959,950	40,457,853
Net increase in net assets resulting from operations	256,881,494	43,279,337
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(65,976,324)	(69,960,200)
Class B	(882,738)	(1,281,046)
Class C	(16,222,206)	(17,649,225)
Class Y	(3,555,458)	(426,143)
	(86,636,726)	(89,316,614)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	116,520,297	(143,096,318)
Class B	(6,063,241)	(5,895,891)
Class C	15,583,592	(33,338,112)
Class Y	71,125,223	17,868,958
	197,165,871	(164,461,363)
Net Assets
Total increase (decrease)	367,410,639	(210,498,640)
Beginning of period	1,258,790,063	1,469,288,703
End of period (including accumulated net investment income of $6,386,627 and $8,022,176, respectively)	$1,626,200,702	$1,258,790,063

1. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

52	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2012

Cash Flows from Operating Activities
Net increase in net assets from operations	$256,881,494
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(243,525,670)
Proceeds from disposition of investment securities	123,847,491
Short-term investment securities, net	(28,183,057)
Premium amortization	2,110,766
Discount accretion	(14,896,118)
Net realized loss on investments	50,092,309
Net change in unrealized appreciation/depreciation on investments	(222,959,950)
Change in assets:
Decrease in receivable for securities sold	5,455,439
Increase in other assets	(61,354)
Increase in interest receivable	(4,040,466)
Change in liabilities:
Increase in payable for securities purchased	2,464,306
Increase in other liabilities	14,345
Net cash used in operating activities	(72,800,465)
Cash Flows from Financing Activities
Proceeds from borrowings	128,300,000
Payments on borrowings	(119,400,000)
Payments on short-term floating rate notes issued	(40,295,000)
Proceeds from shares sold	465,689,915
Payments on shares redeemed	(332,449,356)
Cash distributions paid	(28,952,298)
Net cash provided by financing activities	72,893,261
Net increase in cash	92,796
Cash, beginning balance	440,512
Cash, ending balance	$533,308
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $57,454,894.
Cash paid for interest on borrowings—$7,416.
Cash paid for interest on short-term floating rate notes issued-$1,625,902.

See accompanying Notes to Financial Statements.

53	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31,
Class A				2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.75	$7.98	$6.70	$9.02	$11.43
Income (loss) from investment operations:
Net investment income[2]	.51	.55	.57	.56	.57
Net realized and unrealized gain (loss)	1.01	(.25)	1.27	(2.32)	(2.43)
Total from investment operations	1.52	.30	1.84	(1.76)	(1.86)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.53)	(.56)	(.56)	(.55)
Net asset value, end of period	$8.75	$7.75	$7.98	$6.70	$9.02
Total Return, at Net Asset Value[3]	20.31%	4.11%	27.95%	(19.14)%	(16.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,194,157	$951,318	$1,130,392	$883,104	$1,344,257
Average net assets (in thousands)	$1,037,577	$1,005,058	$1,082,612	$918,284	$1,584,343
Ratios to average net assets:[4]
Net investment income	6.18%	7.21%	7.34%	8.21%	5.69%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.75%	0.75%	0.79%	0.70%
Interest and fees from borrowings	0.04%	0.07%	0.25%	1.09%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.24%	0.22%	0.67%	0.78%
Total expenses	0.91%	1.06%	1.22%	2.55%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	1.06%	1.21%	2.55%	1.64%
Portfolio turnover rate	10%	27%	23%	32%	45%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31,
Class B				2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.76	$7.99	$6.70	$9.02	$11.44
Income (loss) from investment operations:
Net investment income[2]	.44	.49	.51	.51	.49
Net realized and unrealized gain (loss)	1.01	(.25)	1.28	(2.33)	(2.45)
Total from investment operations	1.45	.24	1.79	(1.82)	(1.96)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.47)	(.50)	(.50)	(.46)
Net asset value, end of period	$8.76	$7.76	$7.99	$6.70	$9.02
Total Return, at Net Asset Value[3]	19.26%	3.22%	27.03%	(19.85)%	(17.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,960	$18,138	$24,850	$22,476	$40,026
Average net assets (in thousands)	$15,887	$21,006	$25,296	$25,591	$51,641
Ratios to average net assets:[4]
Net investment income	5.39%	6.35%	6.50%	7.35%	4.85%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.61%	1.60%	1.64%	1.53%
Interest and fees from borrowings	0.04%	0.07%	0.25%	1.09%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.24%	0.22%	0.67%	0.78%
Total expenses	1.77%	1.92%	2.07%	3.40%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.92%	2.06%	3.40%	2.47%
Portfolio turnover rate	10%	27%	23%	32%	45%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31,
Class C				2009	2008

Per Share Operating Data
Net asset value, beginning of period	$7.73	$7.96	$6.68	$9.00	$11.40
Income (loss) from investment operations:
Net investment income[2]	.44	.49	.51	.51	.49
Net realized and unrealized gain (loss)	1.01	(.25)	1.27	(2.32)	(2.42)
Total from investment operations	1.45	.24	1.78	(1.81)	(1.93)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.47)	(.50)	(.51)	(.47)
Net asset value, end of period	$8.72	$7.73	$7.96	$6.68	$9.00
Total Return, at Net Asset Value[3]	19.31%	3.33%	27.06%	(19.82)%	(17.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$320,829	$270,347	$314,047	$242,207	$343,268
Average net assets (in thousands)	$288,500	$284,373	$302,114	$243,658	$402,977
Ratios to average net assets:[4]
Net investment income	5.42%	6.43%	6.57%	7.47%	4.91%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.53%	1.52%	1.57%	1.48%
Interest and fees from borrowings	0.04%	0.07%	0.25%	1.09%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.24%	0.22%	0.67%	0.78%
Total expenses	1.68%	1.84%	1.99%	3.33%	2.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.84%	1.98%	3.33%	2.42%
Portfolio turnover rate	10%	27%	23%	32%	45%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class Y	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$7.76	$7.73
Income (loss) from investment operations:
Net investment income[2]	.52	.38
Net realized and unrealized gain	1.01	.01
Total from investment operations	1.53	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)
Net asset value, end of period	$8.75	$7.76
Total Return, at Net Asset Value[3]	20.43%	5.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,255	$18,987
Average net assets (in thousands)	$54,713	$8,939
Ratios to average net assets:[4]
Net investment income	6.28%	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.50%	0.55%
Interest and fees from borrowings	0.04%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.24%
Total expenses	0.66%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%	0.85%
Portfolio turnover rate	10%	27%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer California Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate

58	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange

59	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund)

60	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2012, the Fund’s maximum exposure under such agreements is estimated at $68,690,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2012, municipal bond holdings with a value of $304,608,776 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $154,480,000 in short-term floating rate securities issued and outstanding at that date.

61	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

At July 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	15.980%	10/1/39	$3,873,400
5,000,000	Bay Area, CA Toll Authority ROLs	8.736	4/1/43	6,538,400
5,000,000	Bay Area, CA Toll Authority (San Francisco Bay Area) ROLs[3]	8.954	4/1/44	6,591,400
5,000,000	CA Dept. of Water Resources (Center Valley) ROLs[3]	8.350	12/1/35	6,944,700
7,110,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)	8.715	10/1/39	9,154,054
2,840,000	Citrus, CA Community College District DRIVERS	16.436	6/1/31	4,677,594
7,500,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	7.914	6/1/36	10,053,450
5,000,000	Foothill, CA De Anza Community College District	7.914	8/1/40	6,588,600
1,290,000	Grossmont, CA Union High School District ROLs[3]	16.184	8/1/30	2,214,930
1,225,000	Grossmont, CA Union High School District ROLs[3]	16.213	8/1/31	2,055,599
5,000,000	Grossmont, CA Union High School District ROLs[3]	8.786	8/1/45	6,786,700
7,500,000	Los Angeles, CA Community College District ROLs[3]	7.864	8/1/33	9,465,750
2,500,000	Los Angeles, CA Community College District ROLs[3]	18.043	8/1/33	4,695,400
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.906	5/15/24	6,555,655
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.222	5/15/26	4,619,242
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.233	5/15/27	5,057,627
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.228	5/15/28	4,604,262
3,405,000	Los Angeles, CA Dept. of Airports ROLs	12.402	5/15/25	4,745,208
1,500,000	Los Angeles, CA Dept. of Water & Power DRIVERS	8.492	7/1/34	1,970,790
6,000,000	Los Angeles, CA Dept. of Water & Power DRIVERS	8.492	7/1/38	7,723,440
8,150,000	Los Angeles, CA Harbor Dept. DRIVERS	8.283	8/1/34	10,588,806
6,170,000	San Diego, CA Community College District ROLs[3]	7.911	5/1/30	7,738,969
2,500,000	San Diego, CA Regional Building Authority (County Operations Center & Annex) DRIVERS	16.182	2/1/36	3,789,200
5,000,000	San Marcos, CA Unified School District ROLs[3]	8.350	8/1/31	6,741,600

62	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$5,000,000	San Mateo, CA Union High School District ROLs[3]	7.914%	9/1/42	$6,354,000

				$150,128,776

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $154,480,000 or 8.53% of its total assets as of July 31, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

63	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

As of July 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,446,914

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2012 is as follows:

Cost	$5,200,925
Market Value	$3,531,935
Market Value as a % of Net Assets	0.22%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

64	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$7,106,213	$—	$531,109,054	$26,865,158

1. As of July 31, 2012, the Fund had $531,109,054 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$2,066,773
2016	33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386
No expiration	139,798,392

Total	$531,109,054

2. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$987,324	$987,324

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Exempt-interest dividends	$86,076,618	$88,965,190
Ordinary income	560,108	351,424

Total	$86,636,726	$89,316,614

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

65	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

purposes as of July 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,647,637,314[1]

Federal tax cost of other investments
Gross unrealized appreciation	$141,794,726
Gross unrealized depreciation	(168,659,884)

Net unrealized depreciation	$(26,865,158)

1. The Federal tax cost of securities does not include cost of $152,461,720, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$14,766
Payments Made to Retired Trustees	17,615
Accumulated Liability as of July 31, 2012	129,457

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

66	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

67	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

68	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

69	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,651,049,829	$—	$1,651,049,829
U.S. Possessions	—	122,184,047	—	122,184,047

Total Assets	$—	$1,773,233,876	$—	$1,773,233,876

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

70	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Year Ended July 29, 2011[1]
	Shares	Amount	Shares	Amount
Class A
Sold	40,316,231	$330,174,508	28,047,032	$215,150,734
Dividends and/or distributions reinvested	5,414,883	44,404,478	5,273,966	40,405,655
Redeemed	(31,861,513)	(258,058,689)	(52,320,262)	(398,652,707)

Net increase (decrease)	13,869,601	$116,520,297	(18,999,264)	$(143,096,318)

Class B
Sold	213,431	$1,729,614	225,030	$1,776,294
Dividends and/or distributions reinvested	82,651	677,578	112,577	863,826
Redeemed	(1,038,255)	(8,470,433)	(1,112,433)	(8,536,011)

Net decrease	(742,173)	$(6,063,241)	(774,826)	$(5,895,891)

Class C
Sold	6,695,347	$54,968,716	5,876,007	$45,476,574
Dividends and/or distributions reinvested	1,304,195	10,655,394	1,278,124	9,768,627
Redeemed	(6,164,821)	(50,040,518)	(11,656,830)	(88,583,313)

Net increase (decrease)	1,834,721	$15,583,592	(4,502,699)	$(33,338,112)

Class Y
Sold	10,183,767	$83,383,497	2,602,101	$19,019,100
Dividends and/or distributions reinvested	207,366	1,717,444	39,338	298,366
Redeemed	(1,721,629)	(13,975,718)	(193,245)	(1,448,508)

Net increase	8,669,504	$71,125,223	2,448,194	$17,868,958

1. For the year ended July 29, 2011, for Class A, B, and C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011 for Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$243,525,670	$123,847,491

71	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $488,577 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year

72	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$2,334,175
Class C	7,467,472

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$301,046	$—	$46,581	$16,727

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2012, the Manager reimbursed the Fund $88,701 for legal costs and fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to October 1, 2011. Effective October 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations

73	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.3384% as of July 31, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2012 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.3384%. Details of the borrowings for the year ended July 31, 2012 are as follows:

Average Daily Loan Balance	$2,839,891
Average Daily Interest Rate	0.314%
Fees Paid	$403,198
Interest Paid	$7,416

74	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2012.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor

75	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

(the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek

76	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

77	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 17, 2012

78	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CREDIT ALLOCATION Unaudited

This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.

The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.

The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.

The credit allocations below are as of July 31, 2012 and are subject to change. The percentages are based on the market value of the Fund’s securities as of July 31, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

	NRSRO-Rated	Unrated by a NRSRO; Internally Rated by the Manager	Total
AAA	2.7%	0.0%	2.7%
AA	23.0	0.0	23.0
A	17.4	0.1	17.5
BBB	19.2	17.1	36.3
BB or lower	8.3	12.2	20.5

Total	70.6%	29.4%	100.0%

79	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are eligible for the corporate dividend-received deduction. 99.35% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

80	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

81	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (July 2012-June 2013); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-July 2011) and Trustee (August 1991-July 2011) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

82	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

83	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 48	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

84	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Scott S. Cottier, Vice President (since 2005) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2003- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-December 2010); Associate Portfolio Manager of the Manager (January 2008-November 2010). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Assistant Vice President of the Manager (since December 2010); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Manager (May 2006-January 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 54	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since June 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy

85	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

86	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

87	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

88	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

89	OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,700 in fiscal 2012 and $43,800 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2012 and $2,619 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $324,306 in fiscal 2012 and $168,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, and GIPS attestation procedures

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,550 in fiscal 2012 and $950 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $648,120 in fiscal 2012 and $172,069 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer California Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2012